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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

                                  June 7, 1999




                             UNITED MAGAZINE COMPANY
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                                      Ohio
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                 (STATE OR OTHER JURISDICTION OF INCORPORATION)


       0-2675                                   31-0681050
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  (COMMISSION FILE NUMBER)          (IRS EMPLOYER IDENTIFICATION NUMBER)


                        5131 Post Road, Dublin, OH 43017
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                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)


                                 (614) 792-0777
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              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)



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          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

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Item 2.  Disposition of Assets

         On March 18, 1999, United Magazine Company and its subsidiaries ("UNIMAG" or the "Company") signed an Asset Purchase Agreement with Chas. Levy Circulating Co., an Illinois general partnership, ("Levy") whereby UNIMAG would sell substantially all of its wholesale operating assets to Levy in return for cash and for the assumption by Levy of substantially all of the wholesale operating liabilities of UNIMAG (the "Transaction").

         On June 1, 1999 and June 7, 1999, Chas. Levy Circulating Co. and United Magazine Company and its subsidiaries terminated the Asset Purchase Agreement by and among Chas. Levy Circulating Co., United Magazine Company, The Stoll Companies, Central News Co., The George R. Klein News Co., Michiana News Service, Inc., Newspaper Sales, Inc. and Scherer Companies dated March 18, 1999




                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                  UNITED MAGAZINE COMPANY
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                                                            (Registrant)


Date:  July 9, 1999                         By:   /s/ John B. Calfee, Jr.
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                                                  John B. Calfee, Jr.
                                                  Chief Financial Officer